Equity	3 Months Ended
Mar. 31, 2014
Equity

8. Equity:

On March 31, 2014, SunGard completed the split-off of its AS business to its existing stockholders, including its private equity owners, on a tax-free and pro-rata basis. The following rollforward of stockholders’ equity for SunGard is provided to illustrate the impact of the AS split-off on stockholders’ equity for the three months ended March 31, 2014.

Stock-based Compensation

As a result of the split-off, the proportion of preferred stock of SCCII included in each “Unit” of equity in the Parent Companies changed from 0.05 shares to 0.038 shares, while there was no change in the proportion of the Class A or Class L common stock of SCC. Accordingly, post-split, a “Unit” consists of 1.3 shares of Class A common stock and 0.1444 shares of Class L common stock of SCC and 0.038 shares of preferred stock of SCCII.

Also on March 31, 2014, in conjunction with the exchange of preferred stock of SCCII for the common stock of SpinCo, SCC and SCCII amended all outstanding share-based awards to comply with the existing anti-dilution provisions in the SunGard 2005 Management Incentive Plan, as amended (the “Plan”), and respective share-based award agreements. The anti-dilution provisions require modification of the share-based awards in certain circumstances in order to prevent enlargement or dilution of benefits intended to be made available under the Plan.

To comply with the requirement of the Plan, all outstanding options and other long-term incentive equity awards were modified to (i) maintain the ratio of the exercise or base price to the fair market value of the stock prior to the modification and (ii) to increase the quantity granted to maintain the intrinsic value of the awards based on the new Unit price of SunGard and the new SpinCo share price, as applicable. In addition, all outstanding share-based awards were modified such that employees remaining with SunGard would hold awards in SunGard only and employees of AS would hold awards in SpinCo only. In order to achieve this result, all outstanding awards held by employees of AS were converted post-split into SpinCo awards. There was no incremental stock-based compensation expense as a result of these modifications.

A rollforward of SunGard’s stockholders’ equity for the three months ended March 31, 2014 is as follows (in millions):

	Capital in excess of par value	Accumulated deficit	Accumulated other comprehensive income (loss)	Total
Balances at December 31, 2013	$3,513	$(2,708)	$16	$821
Net income (loss)	—	(340)	—	(340)
Foreign currency translation	—	—	22	22
Net unrealized gain on derivative instruments	—	—	3	3
Stock compensation expense	11	—	—	11
Distribute AS to parent	(146)	(112)	(82)	(340)
Other	(8)	—	—	(8)

Balances at March 31, 2014	$3,370	$(3,160)	$(41)	$169